UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): November 12, 2008

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100, West Palm Beach, Florida	33409

(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On November 12, 2008, Ocwen Financial Corporation announced that the company’s Board of Directors authorized management to pursue a plan to separate, through a tax-free spin-off, most of the business operations currently known as Ocwen Solutions into a newly formed publicly-traded company. Approval of the transaction by Ocwen shareholders is not required.

Consummation of the spin-off transaction is subject to several conditions, including receipt of confirmation of the tax-free treatment of the spin-off, receipt of certain regulatory approvals and permits and the filing with the Securities and Exchange Commission and the effectiveness of a registration statement. The registration statement is expected to be filed on or about March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION

(Registrant)

	By:	/s/ William C. Erbey

William C. Erbey, Chairman of the Board
and Chief Executive Officer
(principal executive officer)

Date: November 18, 2008